UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 8, 2005

The First Marblehead Corporation
(Exact name of registrant as specified in charter)

Delaware	001-31825	04-3295311
(State or other juris-	(Commission	(IRS Employer
diction of incorporation)	File Number)	Identification No.)

The Prudential Tower
800 Boylston Street, 34th Floor
Boston, Massachusetts		02199-8157
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (800) 895-4283

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On December 8, 2005, The First Marblehead Corporation (the “Corporation”) delivered to Daniel Maxwell Meyers a letter memorializing certain matters in connection with Mr. Meyers’ resignation from the Corporation. Mr. Meyers resigned as Chairman, Chief Executive Officer and a director of the Corporation on September 27, 2005.

The full text of the letter, including the Invention, Non-Disclosure, Non-Competition and Non-Solicitation Agreement referenced therein (the “Non-Competition Agreement”), is attached to this current report on Form 8-K as exhibit 99.1 and incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits

99.1	Letter from the Corporation to Daniel Maxwell Meyers, dated December 8, 2005, including the Non-Competition Agreement dated September 13, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FIRST MARBLEHEAD CORPORATION

Date: December 8, 2005	By:	/s/ Peter B. Tarr
Peter B. Tarr Chairman of the Board and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Letter from the Corporation to Daniel Maxwell Meyers, dated December 8, 2005, including the Non-Competition Agreement dated September 13, 2005.